Exhibit 10.2

FIRST AMENDMENT TO TERMS AND CONDITIONS OF
COURIER CORPORATION DEFERRED COMPENSATION PROGRAM,
AS AMENDED AND RESTATED AS OF JANUARY 1, 2009

A.                                   The Terms and Conditions of the Courier Corporation Deferred Compensation Program, as amended and restated as of January 1, 2009, are hereby amended as follows:

1.               Paragraph 1 is hereby amended by adding the following at the end thereof:

“Effective January 1, 2010, Rajeev Balakrishna, Vice President and General Counsel of the Corporation, shall also be a Participant.”

2.     Paragraph 3(d) is hereby added as follows:

“Special Award to Mr. Rajeev Balakrishna.  In the case of the Participant Mr. Rajeev Balakrishna, he shall be eligible for an annual award under Section 3(b) for calendar year 2009 and each year thereafter subject to the terms of the Program as if he had been participating in the Program effective as of January 1, 2009.”

3.               The effective date of this First Amendment shall be January 1, 2010.

IN WITNESS WHEREOF, This First Amendment has been signed and sealed for and on behalf of the Company by its duly authorized officer this 23rd day of November, 2009.

COURIER CORPORATION

By:	s/Diana L. Sawyer
Name:	Diana L. Sawyer
Title:	Vice President